NUMBER                                                                   SHARES
AH0208                      ARMOR HOLDINGS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                 COMMON STOCK

THE COMPANY IS AUTHORIZED TO ISSUE 50,000,000 SHARES OF      SEE REVERSE FOR
COMMON STOCK PAR VALUE $.01 AND 5,000,000 SHARES OF         CERTAIN DEFINITIONS
PREFERRED STOCK PAR VALUE $.01.

THIS CERTIFIES THAT                                           CUSIP 042260 10 9

                                  SPECIMEN
is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE
                               COMMON STOCK OF

                             ARMOR HOLDINGS, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by said owner in person or by his duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent of the Corporation), to which reference is hereby expressly made and to all of which the holder hereof by acceptance of this Certificate hereby assents.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                             ARMOR HOLDINGS, INC.
                                  CORPORATE
                                    SEAL
/s/ Carol J. Burke                  1996                  /s/
                                      *
              SECRETARY            DELAWARE                      PRESIDENT AND
                                                       CHIEF EXECUTIVE OFFICER

(C)SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY  1960

                        COUNTERSIGNED AND REGISTERED:
                                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                           (NEW YORK, N.Y.)

                                                                TRANSFER AGENT
                                                                 AND REGISTRAR



                                                          AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                     UNIF GIFT MIN ACT --____Custodian ____
TEN ENT -- as tenants by the entireties                                (Cust)       (Minor)
JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
           survivorship and not as tenants                             Act _____________
           in common                                                          (State)


   Additional abbreviations may also be used though not in the above list.

For Value Received, ________________  hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________


_____________________________________________________________________________


_____________________________________________________________________  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________




_____________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:


_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.